UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):   January 11, 2001

                           ISLE OF CAPRI CASINOS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                    0-20538                    41-1659606
       --------                    -------                    ----------
  (State  or  other              (Commission               (I.R.S.  Employer
   Jurisdiction of                   File                   Identification
    Incorporation)                  Number)                       No.)

1641 Popps Ferry Road, Biloxi,  Mississippi                            39532
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(Address  of  principal  executive  offices)                        (Zip  Code)

Registrant's  telephone  number,  including  area  code:  (228) 396-7000

ITEM 5.     OTHER EVENTS

On January 11, 2001, the Registrant announced its plans to repurchase up to an additional 1,500,000 shares of its common stock. A copy of the press release of the Registrant is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            7 (c)  Exhibits
                   --------
                      99 Press Release of Isle of Capri Casinos, Inc., dated January 11, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             ISLE  OF  CAPRI  CASINOS,  INC.

Dated:  January 11, 2001         By:  /s/  Rexford  A.  Yeisley
                                    --------------------------
                         Rexford A. Yeisley, Chief Financial Officer (Principal Financial and Accounting Officer)